CUSIP No. 949759104                                          Page 18 of 19 Pages


                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:    May 16, 2002


                                    FINANCIAL EDGE FUND, L.P.

                                    By:  PL CAPITAL, LLC
                                         General Partner

                                    By:    /s/ John Palmer   /s/ Richard Lashley
                                           John Palmer       Richard Lashley
                                           Managing Member   Managing Member

                                    FINANCIAL EDGE-STRATEGIC FUND, L.P.

                                    By:  PL CAPITAL, LLC
                                         General Partner

                                    By:    /s/ John Palmer   /s/ Richard Lashley
                                           John Palmer       Richard Lashley
                                           Managing Member   Managing Member

                                    PL CAPITAL, LLC

                                    By:    /s/ John Palmer   /s/ Richard Lashley
                                           John Palmer       Richard Lashley
                                           Managing Member   Managing Member

                                    GOODBODY/PL CAPITAL, L.P.

                                    By:  GOODBODY/PL CAPITAL, LLC
                                         General Partner

                                    By:    /s/ John Palmer   /s/ Richard Lashley
                                           John Palmer       Richard Lashley
                                           Managing Member   Managing Member

                                    By:    /s/ Garrett Goodbody
                                           Garrett Goodbody
                                           Managing Member

CUSIP No. 949759104                                          Page 19 of 19 Pages


                                    GOODBODY/PL CAPITAL, LLC

                                    By:    /s/ John Palmer   /s/ Richard Lashley
                                           John Palmer       Richard Lashley
                                           Managing Member   Managing Member

                                    By:    /s/ Garrett Goodbody
                                           Garrett Goodbody
                                           Managing Member


By:    /s/ John Palmer
       John Palmer

By:    /s/ Garrett Goodbody
       Garrett Goodbody

By:    /s/ Richard Lashley
        Richard Lashley